Provisions	6 Months Ended
Jun. 30, 2022
Provisions [abstract]
Provisions	Provisions
a)    Provisions for Pensions and other post-retirements obligations and Other long term employee benefits
The variation experienced by the balance of the Pensions and other post-retirements obligations and other long-term employee benefits from 31 December 2021 to 30 June 2022, is mainly due to lower net actuarial losses as a result of changes in actuarial assumptions (see Note 11.d).
b)    Provisions for taxes and other legal contingencies and Other provisions
Set forth below is the detail, by type of provision, of the balances at 30 June 2022 and at 31 December 2021 of Provisions for taxes and other legal contingencies and Other provisions. The types of provision were determined by grouping together items of a similar nature:

	EUR million
	30-06-2022	31-12-2021
Provisions for taxes	678	564
Provisions for employment-related proceedings (Brazil)	381	328
Provisions for other legal proceedings	1,183	1,104
Provision for customer remediation	351	745
Regulatory framework-related provisions	18	36
Provision for restructuring	683	749
Other	957	897
	4,251	4,423
Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, as well as the estimated amount related to the floor clauses of Banco Popular Español, S.A.U. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The regulatory framework-related provisions include Bank Levy in the UK and in Poland the provision related to the Banking Tax.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Lastly, the 'Other' heading contains very atomized and individually insignificant provisions, such as the provisions to cover the operational risk.
Qualitative information on the main litigation is provided in Note 10.c.
The Group's general policy is to record provisions for tax and legal proceedings in which the Group assesses the chances of loss to be probable and the Group does not record provisions when the chances of loss are possible or remote. Grupo Santander determines the amounts to be provided for as its best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
The changes in provisions arising from civil contingencies and legal nature are disclosed in this note.
The main changes in provisions in the first six months of 2022 are as follows:
With respect to provisions for labor and other legal proceedings, in Brazil, provisions of EUR 109 million and EUR 66 million were recorded, making payments of EUR 107 million and EUR 90 million, respectively.
With respect to provisions for customer compensation, and based on the best information available, the gross amount of mortgage loans denominated and indexed to foreign currencies in Poland has been adjusted, in accordance with IFRS 9, by the new estimated cash flows, as described in Note 10 c.
On the regulatory framework side, in Poland, EUR 76 million were recorded and paid in the period of six months of 2022 under the said regulatory framework.
c)    Litigation and other matters
i. Tax-related litigation
At 30 June 2022 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate PIS and COFINS social contribution, extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending. These claims are fully provisioned.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in CARF. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios, Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (CPMF) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. On December 2020, the appeal was decided unfavourably. Against the judgment, the bank filed a motion for clarification which has not been accepted. Currently it is appealed to higher courts. There is a provision recognized for the estimated loss.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually it is appealed before the Higher Chamber of CARF. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL (‘Social Contribution on Net Income’) of year 2009. The appeal is pending decision in CARF. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamento S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. A defense against the tax assessment notices were submitted, and the appeal is pending decision in CARF. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 1,024 million, and for lawsuits that qualify as contingent liabilities is EUR 4,530 million.
•Banco Santander appealed before European Courts the Decisions 2011/5/CE of 28 October 2009 (First Decision), and 2011/282/UE of 12 January 2011 (Second Decision) of the European Commission, ruling that the deduction of the financial goodwill regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On October 2021 the Court of Justice has definitively confirmed these Decisions. The dismissal of the appeal, that only affects these two decisions, has no effect on equity.
At the date of approval of these interim financial statements certain other less significant tax-related proceedings are also in progress.
ii. Non-tax-related proceedings
At 30 June 2022 the main non-tax-related proceedings concerning the Group were as follows:

•Payment Protection Insurance (PPI): In recent years Santander UK plc has processed customer claims associated with the sale of payment protection insurance (“PPI”), derived from the Financial Conduct Authority guidelines. As of 30 June 2022 there is no provision related to those claims as the deadline for presenting them has already expired. However, customers can still commence in-court litigation for the mis-sale of PPI and a provision for the best estimate of any obligation to pay compensation in respect of current and future claims is recognized for this purpose.

In addition, there is a legal dispute regarding allocation of liability for pre-2005 PPI policies underwritten by two entities (“Axa France”) that Axa Group acquired from Genworth Financial International Holdings, Inc. in September 2015. The dispute involves Santander Cards UK Limited (formerly known as GE Capital Bank Limited which was acquired by Banco Santander, S.A. from GE Capital group in 2008) which was the distributor of the policies in dispute and Santander Insurance Services UK Limited (the Santander Entities).

In July 2017, the Santander Entities notified Axa France that they did not accept liability for losses on PPI policies relating to the referred period. Santander UK plc entered in a Complaints Handling Agreement –that included a standstill agreement- agreeing to handle complaints on Axa France, whilst Axa France accepted paying redress assessed to be due to relevant policyholders on a without prejudice basis.

After the termination of the Complaints Handling Agreement, on 30 December 2020 Axa France provided written notice to the Santander Entities to terminate the standstill agreement. On 5 March 2021, the Santander Entities were served with a Claim Form and Brief Details of Claim by Axa France, claiming that the Santander Entities are liable to reimburse Axa France for pre-2005 PPI mis-selling losses, currently estimated at GBP 636 million (EUR 739 million). On 22 March 2021, the Santander Entities acknowledged service of the claim and notified the court of their intention to defend the claim in full and issued an application for Axa Frances’s claim to be struck out/summarily dismissed, which was heard by the Commercial Court on 22 and 23 February 2022 with judgement reserved. Judgment was handed down by the Commercial Court on 12 July 2022. The Commercial Court upheld a significant part of the Santander Entities’ strike-out plead. Both parties can seek permission to appeal this decision. In any event, notwithstanding any appeal, there are still ongoing factual issues to be resolved during the trial, which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the outcome or the timing of the resolution of the matter. The provision includes our best estimate of the Santander Entities’ liability for this matter.

•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa have in turn claimed the Bank to repay EUR 57 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. On 16 September 2021 the Commercial Court Number 10 of Barcelona has ordered Delforca to pay the Bank EUR 66 million plus EUR 11 million in interest and has dismissed the claims filed by Delforca. This decision has been appealed by Delforca, Mobiliaria Monesa and the bankruptcy administrator. The appeal which the Bank has already opposed to will be resolved by the Provincial Court of Barcelona.

Separately, Mobiliaria Monesa, S.A. (parent of Delforca) filed in 2009 a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: claim initiated in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Tribunal Regional do Trabalho (“Regional Labour Court”) and the High Employment Court (“TST”) ordered Santander Brazil, as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On 20 March 2019, the Supreme Federal Court (“STF”) rejected the extraordinary appeal filed by Santander Brazil.

Santander Bank Brazil filed a rescissory action before the TST to nullify the decisions of the main proceedings. The rescissory action was dismissed and a motion for clarification was filed, due to the absence of an explicit argument to deny the rescissory action filed by Santander Brazil. After the decision of the motion for clarification, Santander Brazil filed an extraordinary appeal in the rescissory action in February 2021, which was denied in an interlocutory decision in June 2021 by the TST. As Santander Brazil understands there is a conflict between the TST decision and the doctrine set by the STF, Santander Brazil has appealed this decision. This appeal is pending.

In August 2021, a first instance court has ruled that the enforcement of the TST decision shall be carried out individually, at the jurisdiction pertaining to each person. AFABESP appealed this decision. In December 2021, the Regional Labor Court denied the appeal filled by AFABESP. This decision has not been appealed by AFABESP, and therefore it has become final.

Santander Brazil external advisers have classified the risk as probable. The recorded provisions are considered sufficient to cover the risks associated with the legal claims that are being substantiated as of 30 June 2022.

•'Planos Económicos': Like the rest of the banking system in Brazil, Santander Brazil has been the target of customer complaints and collective civil suits stemming mainly from legislative changes and its application to bank deposits ('economic plans'). At the end of 2017, an agreement between regulatory entities and the Brazilian Federation of Banks (“Febraban”) with the purpose of closing the lawsuits was reached and was approved by the Supremo Tribunal Federal. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of adhesions there may be and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan proceedings for two years from May 2018. On 29 May 2020, the STF approved the extension of the agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the agreement actions related to the “Collor I Plan”. The provision recorded for the economic plan proceedings amounts to EUR 262 million at 30 June 2022.

•Floor clauses: as a consequence of the acquisition of Banco Popular Español, S.A., the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español, S.A. included "floor clauses" in certain asset-side transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 20 January, Banco Popular Español, S.A. made provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. At 30 June 2022, after having processed most of the customer requests, the potential residual loss associated with ongoing court proceedings is estimated at EUR 44 million, amount which is fully covered by provisions.

•Banco Popular´s acquisition: After the declaration of the resolution of Banco Popular Español, S.A. (“Banco Popular”), some investors filed claims against the EU’s Single Resolution Board decision, and the FROB's resolution executed in accordance to the aforementioned decision. Likewise, numerous appeals were filed against Banco Santander, S.A. alleging that the information provided by Banco Popular was erroneous and requesting from Banco Santander, S.A. the restitution of the price paid for the acquisition of the investment instruments or, where appropriate, the corresponding compensation.

In relation to these appeals, on the one hand, the General Court of the European Union (“GCUE”) selected 5 appeals from among all those filed before the European courts by various investors against the European institutions and processed them as pilot cases. On 1 June 2022, the GCUE has rendered five judgements in which it has completely dismissed the appeals, (i) supporting the legality of the resolution framework applied to Banco Popular, (ii) confirming the legality of the action of the European institutions in the resolution of Banco Popular and (iii) rejecting, in particular, all the allegations that there were irregularities in the sale process of Banco Popular to Banco Santander, S.A. These judgements can be appealed before the Court of Justice of the European Union ('CJEU').
On the other hand, in relation to the lawsuits initiated by investors directly against Banco Santander, S.A. derived from the acquisition of Banco Popular, on 2 September 2020, the Provincial Court of La Coruña submitted a preliminary ruling to the CJEU in which it asked for the correct interpretation of the Article 60, section 2 of Directive 2014/59/EU of the European Parliament and of the Council, of May 15, 2014, establishing a framework for the restructuring and resolution of credit institutions and investment services companies. Said article establishes that, in the cases of redemption of capital instruments in a bank resolution, no liability will subsist in relation to the amount of the instrument that has been redeemed. On 5 May 2022, the CJEU has rendered its judgement confirming that Directive 2014/59/EU of the European Parliament and of the Council does not allow that, after the total redemption of the shares of the share capital of a credit institution or an investment services company subject to a resolution procedure, the shareholders who have acquired shares within the framework of a public subscription offer issued by said company before the start of such a resolution procedure, exercise against that entity or against its successor, an action for liability for the information contained in the prospectus, under Directive 2003/71/EC of the European Parliament and of the Council, or an action for annulment of the subscription contract for those shares, which, taking into account its retroactive effects, gives rise to the restitution of the equivalent value of said shares, plus the interest accrued from the date of execution of said contract.

Separately, the Central Court of Instruction 4 is currently conducting preliminary proceedings 42/2017, in which, amongst other things, is being investigated the following: (i) the accuracy of the prospectus for the capital increase with subscription rights carried out by Banco Popular in 2016; and (ii) the alleged manipulation of the share price of Banco Popular until the resolution of the bank, in June 2017. During the course of the proceedings, on 30 April 2019, the Spanish National Court, ruled in favour of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular’s potential criminal liability. This ruling was appealed before the Supreme Court, which rejected it. In these proceedings, Banco Santander, S.A. could potentially be subsidiarily liable for the civil consequences. Recently, and in view of the CJEU ruling of 5 May 2022, the Bank has requested confirmation of the exclusion of its subsidiary civil liability status in this criminal proceeding. On 26 July 2022, the Court has rejected this request stating that it is a matter to be determined at a later procedural time. This decision is subject to appeal.

The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. The CJEU judgement of 5 May represents a very significant reduction in the risk associated with these claims.

•German shares investigation: The Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in the UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.

The Group is cooperating with the German authorities. According to the state of the investigations, the result and the effects for the Group, which may potentially include the imposition of material financial penalties, cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial penalties.

•Banco Santander, S.A. has been sued in a legal proceeding in which the plaintiff alleges that a contract was concluded whereby he would be entrusted with the functions of CEO of the Bank. In the complaint, the claimant mainly requests a declaratory ruling that affirms the validity and conclusion of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant sought a compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. answered to the complaint stating that the conditions to which the appointment was subject to were not met and that the contract required by law was not concluded. On 17 May 2021, the plaintiff reduced his claims for compensation to EUR 61.9 million.

On 9 December 2021, the Court has rendered its decision ordering the Bank to compensate the plaintiff in the amount of EUR 67.8 million. On 13 January 2022, the Court has corrected and supplemented its judgment, reducing the total amount to EUR 51.4 million and establishing that part of this amount (EUR 18.6 million) would have to be paid in shares of Banco Santander, S.A. and subject to the application of the same terms provided in the applicable Santander executives’ remuneration program (deferred and linked to Santander’s performance metrics). On 14 February 2022, the Bank filed an appeal against the judgment before the Provincial Court of Madrid, which was formally objected by the plaintiff on 7 March 2022. The decision is pending.

In parallel, the plaintiff lodged a request for provisional partial enforcement of the judgment of first instance. An order was issued for execution and the Bank deposited the entire amount within the voluntary compliance period. If the appeal filed by the Bank succeeds, the amount would be returned with the applicable interest.

The provisions recorded are considered to be sufficient to cover the risks deriving from this claim.
•Universalpay Entidad de Pago, S.L. has filed a lawsuit against Banco Santander, S.A. for breach of the marketing alliance agreement (“MAA”) and claim payment (EUR 1,050 million). The claim is being processed in the Court of First Instance no. 81 of Madrid. The MAA was originally entered into by Banco Popular Español, S.A. and its purpose is the rendering of acquiring services (point of sale payment terminals) for businesses in the Spanish market. The lawsuit is mainly based on the potential breach of clause 6 of the MAA, which establishes certain obligations of exclusivity, non-competition and customer referral.

The Bank answered the complaint on May 2021 and the pretrial hearing took place on 11 March 2022. The hearing of the case will take place on 10 and 11 November 2022. At the current stage of the proceeding, there are still factual issues pending resolution, which may have legal consequences and affect any potential liability. This uncertainty makes it impossible to reliably predict the resolution of the issue, the timing or the significance of the potential economic impact.

•CHF Polish Mortgage Loans. On 3 October 2019, the Court of Justice of the European Union (“CJEU”) rendered its decision in relation to a judicial proceeding against an unrelated bank in Poland considering that certain contractual clauses in CHF-indexed loan agreements were abusive. The CJEU has left to Polish courts the decision on whether the whole contract can be maintained once the abusive terms have been removed, which should in turn decide whether the effects of the annulment of the contract are prejudicial to the consumer. In case of maintenance of the contract, the court may only integrate the contract with subsidiary provisions of national law and decide, in accordance with those provisions, on the applicable rate.

In 2021, the Supreme Court was expected to take a position regarding the key issues in disputes concerning loans based on foreign currency, clarifying the discrepancies and unifying case law. The Supreme Court met several times, with the last session taking place on 2 September 2021. However, the resolution was not adopted and instead, the Supreme Court referred questions to the CJEU on constitutional issues of the Polish judiciary system. No new date for consideration of the issue has been set and no comprehensive decision by the Supreme Court of the issue is expected in the near future. In the absence of a comprehensive position of the Supreme Court, it is difficult to expect a full unification of judicial decisions, and decisions of the Supreme Court and CJEU issued on particular issues may be important for shaping further case law on CHF matters.

At the date of these interim financial statements, there is no uniform ruling practice and – in the opinion of Santander Bank Polska and Santander Consumer Bank Poland - it is not possible to predict the Supreme Court’s and CJEU decisions on individual cases. Santander Bank Polska and Santander Consumer Bank Poland regularly monitor court rulings on foreign currency loans to verify changes in case law practice.

As of 30 June 2022, Santander Bank Polska and Santander Consumer Bank Poland maintain a portfolio of mortgages denominated in or indexed to CHF for an approximate gross amount of PLN 9,119.9 million (EUR 1,940 million). As of 1 January 2022, in accordance with IFRS 9 and based on the new best available information, the gross carrying amount of mortgage loans denominated and indexed in foreign currencies is reduced by the amount in which the estimated cash flows are not expected to cover the gross amount of loans, including as a result of legal controversies relating to these loans. In the absence of exposure or insufficient gross exposure, a provision according to IAS 37 is recorded. Total value of adjustment to gross carrying amount in accordance with IFRS9 as well as provisions recorded under IAS37, amount to PLN 2,964.5 million (EUR 630.5 million) of which PLN 2,651.1 million (EUR 563.9 million) corresponds to adjustment to gross carrying amount under IFRS 9 and PLN 313.3 million (EUR 66.6 million) to provisions recognized in accordance with IAS 37. During the period, the adjustment against gross value under IFRS 9 amounted to PLN 738.4 million (EUR 159.3 million), additional provisions to the provisions accounted for under IAS 37 amounted to PLN 126.3 million (EUR 27.3 million), and other costs associated with the dispute amounting to PLN 82.7 million (EUR 17.8 million).

This provision represents the best estimate as at 30 June 2022 given the difficulty to predict the financial impact, as it is for national courts to decide the relevant issues and the process of analyzing and deciding on the KNF proposal described below has not yet been completed. Santander Bank Polska and Santander Consumer Bank Poland will continue to monitor and assess appropriateness of those provisions.

In December 2020, the Chairman of the Polish Financial Supervision Authority (“KNF”) presented a proposal for voluntary settlements between banks and borrowers under which CHF loans would be retrospectively settled as PLN loans bearing an interest rate based on WIBOR plus margin. The Bank has been testing such settlements in relation to different customer groups in parallel with own settlement solutions. The tests will need to be continued due to lingering legal uncertainty and unstable economic environment caused by interest rate hikes. The results of the current tests have been incorporated into the present provision calculation model.

While the above referred events could lead to significant changes in the level of expected provisions, in the opinion of Santander Bank Polska and Santander Consumer Bank Poland, it is not possible to reliably estimate the value of their impact on their financial position at 30 June 2022.

•Banco Santander Mexico. Dispute regarding an inheritance trust constituted in 1994 by Mr. Roberto Garza Sada in Banca Serfin (currently Santander Mexico) in favor of his four children in which he affected shares of Alfa, S.A.B. de C.V.
(respectively, "Alfa" and the "Trust"). During 1999, Mr. Roberto Garza Sada instructed Santander México in its capacity as trustee to transfer 36,700,000 shares from the Trust's assets to his children and himself. These instructions were ratified in 2004 by Mr. Roberto Garza Sada before a Notary Public.

Mr. Roberto Garza Sada, passed away on 14 August 2010 and subsequently, in 2012, his daughters filed a complaint against Santander Mexico alleging it had been negligent in its trustee role. The lawsuit was dismissed at first instance in April 2017 and on appeal in 2018. In May 2018, the plaintiffs filed an appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León, which ruled in favor of the plaintiffs on 7 May 2021, annulling the 2018 appeal judgment and condemning Santander Mexico to the petitions claimed, consisting of the recovery of the amount of 36,700,000 Alfa shares, together with dividends, interest and damages. On 7 June 2021, Santander México filed an appeal for constitutional review against the decision of the Collegiate Court before the Supreme Court of Justice of the Nation, considering that this court was not empowered to resolve substantive issues that had not been raised by the parties, lack of procedural standing, and the absence of a decision imposing the plaintiffs to pay costs. This appeal was rejected by the President of the Supreme Court of Justice of the Nation on 1 October 2021 on the grounds that the matter, although it refers to constitutional matters, is not of exceptional interest.

On 6 October 2021, Santander México filed an appeal against this decision before the Supreme Court itself, which was rejected in limine by the President of the Court by order dated 11 October 2021, considering that against the dismissal of the appeal for constitutional review, there is no possible appeal pursuant to the Constitutional Reform of March 2021. Against this decision, on 8 December 2021, a new appeal was filed for this matter to be reviewed by the First Chamber of the Supreme Court of Justice of the Nation, considering that the failure to accept the appeal constitutes a retroactive application of the law, and that this violates the transitory fifth article of the reform of the “Ley de Amparo” published on 7 June 2021. This appeal has not been admitted by the Chairman of the Supreme Court of Justice of the Nation on 3 January 2022 (and notified on 17 February 2022).

In compliance with the aforementioned ruling of 7 May 2021, the Seventh Civil Chamber of the Superior Court of Justice of Nuevo León has issued a judgement imposing Santander Mexico to pay the benefits claimed by the plaintiffs. As a result of this judgement, Santander Mexico has filed a new appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León and has requested that it be resolved by the Supreme Court of Justice of the Nation. As of 30 June 2022 a decision on such appeal is pending. In addition, on 29 June 2022, Santander Mexico has, within the framework of this recurso de amparo, requested the First Collegiate Court in Civil Matters of the Fourth Circuit of Nuevo León, the recusal of two of the three Magistrates who rendered judgement against Santander Mexico.

Santander México estimates that the actions taken should prevail and reverse the decision against it. The impact of a potential unfavorable resolution for Santander México will be determined in a subsequent proceeding and will also depend on the additional actions that Santander México may take in its defense, so it is not possible to determine it at this time. At the current stage of the proceedings, the provisions recorded are considered to be sufficient to cover the risks deriving from this claim.

•URO Property Holdings SOCIMI SA: on 16 February 2022, legal proceedings were commenced in the Commercial Court of London against Uro Property Holdings SOCIMI SA (“Uro”), a subsidiary of Banco Santander, S.A., by BNP Paribas Trust Corporation UK Limited (“BNP”) in its capacity as trustee on behalf of certain bondholders and beneficiaries of security rights. The litigation concerns certain terms of a financing granted to Uro which was supported by a bond issue in 2015 with BNP acting as trustee on behalf of the bondholders and security right beneficiaries. The litigation seeks a declaration by the Court that Uro must pay an additional premium above the nominal value of the financing repayment as a consequence of Uro having lost its status as SOCIMI (Sociedad Anónima Cotizada de Inversión Inmobiliaria), such loss causing the prepayment of the bond issue and, in the opinion of the claimant BNP, also the obligation to pay the additional premium by Uro. Uro denies being liable to pay that additional premium and filed its defense statement. It is estimated that the maximum loss associated with this possible contingency, amounts to approximately EUR 250 million. Trial hearing has not been scheduled yet.

Banco Santander, S.A. and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters additional to those referred to here.

With the information available to it, the Group considers that, at 30 June 2022, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Those cases in which provisions have been registered but are not disclosed are justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, the Group believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations.